UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 24, 2025
(June 24, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.

TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On June 24, 2025, TXNM Energy, Inc. (“TXNM”) entered into a Stock Purchase Agreement, dated as of June 24, 2025 (the “Stock Purchase Agreement”), with Zimmer Partners, LP (“Zimmer Partners”) and the purchasers set forth on Schedule I thereto (the “Purchasers” and, together with Zimmer Partners, the “Zimmer Parties”). Pursuant to the Stock Purchase Agreement, the Purchasers will purchase, and TXNM will issue to the Purchasers, an aggregate of 3,615,003 shares of common stock of TXNM (the “Purchased Shares”), for a purchase price of $55.325 per Purchased Share (for an aggregate amount of approximately $200 million). TXNM intends to use the proceeds from the issuance of the Purchased Shares for general corporate purposes. The consummation of the purchase and sale of the Purchased Shares will occur three business days following the date on which the NYSE has authorized the listing of the Purchased Shares (the “Closing”).

The Stock Purchase Agreement contains customary representations, warranties and covenants of TXNM and the Zimmer Parties. In addition, for so long as the Purchased Shares are held by such Purchaser, each of the Purchasers (or Zimmer Partners on behalf of the Purchasers) has agreed to vote the Purchased Shares for (i) approval of the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 18, 2025, among TXNM, Troy ParentCo LLC (“Parent”), and Troy Merger Sub Inc., a direct subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into TXNM (the “Merger”), with TXNM surviving the Merger as a direct wholly-owned subsidiary of Parent, and the transactions contemplated thereby, including the Merger, and (ii) for all other matters, as recommended by the board of directors of TXNM, if the board of directors has made a recommendation with respect to such matter, so long as such Purchased Shares may be lawfully voted as so provided. Parent and Merger Sub are affiliates of Blackstone Infrastructure Partners L.P.

TXNM has granted the Purchasers customary registration rights with respect to the Purchased Shares, pursuant to which TXNM will register for resale the Purchased Shares with the Securities and Exchange Commission (“SEC”) no later than five business days after TXNM files with the SEC its Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2025. The Purchased Shares will be listed on the NYSE prior to the Closing.

From June 24, 2025 to, but excluding, August 15, 2025 (the “Lock-Up Period”), the Purchasers have agreed not to (i) sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Purchased Shares or (ii) enter into any swap or other arrangement that transfers to another the economic consequences of ownership of the Purchased Shares. TXNM has agreed that during the Lock-Up Period it will not sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any capital stock, voting securities or securities convertible into, exercisable for, or exchangeable for, any capital stock or voting securities of TXNM other than (i) the issuance of the Purchased Shares to the Purchasers pursuant to the Stock Purchase Agreement, or (ii) the issuance and/or sale of TXNM common stock pursuant to the terms of any employee stock option plan, stock ownership plan, dividend reinvestment plan, long-term incentive plan, or any other similar plan of TXNM in effect as of the date of the Stock Purchase Agreement, or the issuance of TXNM common stock issuable upon the conversion of securities or the exercise of warrants outstanding as of the date of the Stock Purchase Agreement.

The foregoing description of the Stock Purchase Agreement is only a summary and does not purport to be complete. A copy of the Stock Purchase Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Purchased Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements and applicable state laws. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase the Purchased Shares or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 3.02.     Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 is incorporated herein by reference. TXNM will sell the Purchased Shares to the Purchasers under the Stock Purchase Agreement in reliance on the exemption from registration in Section 4(a)(2) of the Securities Act.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number     Description

10.1           Stock Purchase Agreement, dated as of June 24, 2025, by and among TXNM Energy, Inc., Zimmer Partners, LP and the Purchasers set forth on Schedule I thereto.

104     Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

Statements made in this Current Report on Form 8-K for TXNM that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the Closing of the Purchased Shares and the Merger. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. TXNM does not assume any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, TXNM cautions readers not to place undue reliance on these statements. TXNM’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see TXNM’s Form 10-K and Form 10-Q filings and the information filed on TXNM’s Forms 8-K with the SEC, which factors are specifically incorporated by reference herein and the risks and uncertainties related to the proposed Merger, including, but not limited to: the expected timing and likelihood of completion of the pending Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that TXNM’s shareholders may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed Merger, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of TXNM to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information about the Proposed Transaction and Where to Find It

The Merger will be submitted to the shareholders of TXNM for their consideration. TXNM will file a proxy statement on Schedule 14A and other documents with the SEC regarding the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, TXNM intends to mail the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the proposed transaction. This document is not a substitute for the proxy statement or any other document which TXNM may file with the SEC and send to TXNM’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TXNM ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TXNM AND THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding the proposed transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from TXNM’s website (https://www.txnmenergy.com/) under the tab “Investor” and then under the heading “SEC Filings.”

Participants in the Solicitation

TXNM and its directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about TXNM’s directors and executive officers is set forth in its definitive proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2025, and its Form 10-K filed with the SEC on February 28, 2025. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed transaction will be included in the proxy statement and other relevant materials TXNM intends to file with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
(Registrant)

Date: June 24, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)